Exhibit 10.3

AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

THIS AMENDMENT NO. 1 (“Amendment”) to the Stockholders Agreement dated June 27, 2003 (the “Stockholders Agreement”) is made and entered into as April 30, 2004, by and among Voxware, Inc., a Delaware corporation (“the Company”), and the purchasers set forth on the signature pages hereto (the “Purchasers”), which Purchasers are (i) the holders of at least a majority in interest of the Common Stock of the Company issued or issuable to the Investors under the Stockholders Agreement and (ii) the holders of at least a majority of the Common Stock subject to the Stockholders Agreement.

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Company, the Purchasers and certain other holders of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”), entered into the Stockholders Agreement on June 27, 2003, which Stockholders Agreement remains in effect;

WHEREAS, pursuant to a Series D Convertible Preferred Stock Purchase Agreement dated the date hereof (the “Purchase Agreement”), the Company is issuing and selling to the Purchasers on the date hereof 136,730,000 shares (the “Shares”) of Series D Preferred Stock; and

WHEREAS, the parties wish to modify the Stockholders Agreement pursuant to Section 14 thereof as set forth in this Amendment.

NOW, THEREFORE, effective as of the date hereof, the parties hereto, intending to be legally bound, hereby agree to amend and modify the Stockholders Agreement as follows:

1. The capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Stockholders Agreement.

2. The parties agree that the Shares and the shares of Common Stock, $0.001 par value (“Common Stock”), issuable upon the conversion of the Series D Preferred Stock issued and sold by the Company pursuant to the Purchase Agreement shall be deemed to be, for all purposes of the Stockholders Agreement, Subject Shares.

3. The parties agree that the Purchasers shall be deemed to be, for all purposes of the Stockholders Agreement, Investors under the Stockholders Agreement, and shall be entitled to all of the rights and benefits of the Stockholders Agreement as an Investor. The parties agree that, upon the execution of this Amendment, the Purchasers shall become parties to the Stockholders Agreement as Investors thereunder.

4. Each party represents and warrants that (i) the execution and delivery of this Amendment has been duly and validly authorized and approved by its Boards of Directors or other governing body, (ii) no other proceedings (corporate or otherwise) on its part are necessary to authorize this Amendment, and (iii) this Amendment has been duly and validly executed and delivered by it and constitutes its valid and binding agreement, enforceable against it in accordance with its terms.

5. Any reference to the Stockholders Agreement in any of the documents delivered by the Company and the Purchasers at the closing of the sale of the Shares on the date hereof shall be deemed to refer to the Stockholders Agreement as amended by this Amendment.

6. Upon execution hereof, each reference in the Stockholders Agreement to “this Agreement,” “hereby,” “hereunder,” “herein,” “hereof” or words of like import referring to the Stockholders Agreement shall mean and refer to the Stockholders Agreement, as amended by this Amendment. Any reference in the Stockholders Agreement to the Investor Rights Agreement will be deemed to refer to the Investor Rights Agreement, as amended.

7. Except as expressly amended herein, the Stockholders Agreement remains in full force and effect. The Stockholders Agreement, as amended by this Amendment, constitutes the entire understanding of the parties regarding the subject matter hereof and cannot be modified except by written agreement of the parties.

8. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Amendment, and this Amendment shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

9. This Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws.

10. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal as of the date first above written.

THE COMPANY: VOXWARE, INC.		PURCHASER: EDISON VENTURE FUND V, L.P.

By:	/s/ Allen M. Adler	By:	EDISON PARTNERS V, L.P., its General Partner

	Name: Allen M. Adler Title: Interim CFO	By:	/s/ Joseph A. Allegra

Name: Joseph A. Allegra Title: General Partner
Address:

Address:		Address:

Telephone:		Address:

Fax:		Telephone:

Fax:

PURCHASER: CROSS ATLANTIC TECHNOLOGY FUND II, L.P.		PURCHASER:

By:	CROSS ATLANTIC CAPITAL PARTNERS, INC., its General Partner	/s/ H.B.E. Van Cutsem Hugh Bernard Edward Van Cutsem

By:	/s/ Glenn T. Rieger	Address:

	Name: Glenn T. Rieger Title: President	Address:

Telephone:

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Address:

Address:

Telephone:

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PURCHASER: PRODUCTIVE NOMINEES LIMITED		PURCHASER: PICTET PRIVATE EQUITY INVESTORS S.A.

By:	/s/ Authorised Signature	By:	/s/ Jurg Egli	/s/ Elaine Brookes

	Name: Authorised Signature Title:		Name: Jürg Egli Title: Director	Elaine Brookes Director

Address:	Address:

Address:	Address:

Telephone:	Telephone:

Fax:	Fax:

PURCHASER: SCORPION NOMINEES (BVI) LIMITED		PURCHASER: UBS FINANCIAL SERVICES INC. NOT IN ITS CORPORATE CAPACITY BUT SOLELY AS CUSTODIAN OF THE INDIVIDUAL RETIREMENT
By:	/s/ William Spencer	ACCOUNT OF JONATHAN M. N. BINDER

Name: William Spencer Title: Scorpion Nominees (BVI) Limited Director

Address:	By:	/s/ Anthony Conti

Address:		Name: Anthony Conti Title: Operations Manager

Telephone:

Fax:	Address:

Address:

Telephone:

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PURCHASER:	PURCHASER: JOSHUA M. RAFNER & ANGELA D. RAFNER 2000 TRUST

/s/ Emilie Van Cutsem

Emily Elise Christine Van Cutsem

Address:	By:	/s/

Address:		Name: Title:

Telephone:

Fax:	Address:

Address:

Telephone:

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PURCHASER:	PURCHASER: WILLBRO NOMINEES LIMITED

/s/ Duncan John Lloyd Fitzwilliams	By:	/s/

Duncan John Lloyd Fitzwilliams		Name: Title: Secretary/Director

Address:	Address:

Address:	Address:

Telephone:	Telephone:

Fax:	Fax:

PURCHASER:	PURCHASER: INTERCONTINENTAL SERVICES LTD

/s/ David B. Levi	By:	/s/ Colin Vibert

David B. Levi		Name: Colin Vibert Title: Director

Address:	Address:

Address:	Address:

Telephone:	Telephone:

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